© 2012 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
February 7, 2012
Earnings Webcast & Conference Call
Second Quarter Fiscal Year 2012
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Statements that are not historical in nature, and which may be identified by the use of words like “expects,”
“assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  In particular, information appearing in the “Fiscal Year 2012 Financial Guidance” section and statements about our future financial performance are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 (the
“2011 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange
Commission.  All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2011 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;
Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s sevices with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of
Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions.  Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results. Net earnings excluding the Penson “other-than-temporary impairment” charge (the “Penson OTTI charge”)
and the IBM Migration costs, diluted earnings per share excluding the Penson OTTI charge and the IBM Migration costs, and pre-tax earnings margins excluding the Penson OTTI charge and the IBM Migration costs are Non-GAAP measures.  These measures are adjusted to exclude costs to be incurred in connection with the Penson OTTI charge and the IBM Migration as Broadridge believes this information helps investors understand the effect of the
Penson OTTI charge and the IBM Migration on reported results and provides a better representation of our actual performance.  Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.  Management believes such Non-GAAP measures provide investors with a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.  Accompanying this presentation is a reconciliation of Non-GAAP measures to the comparable GAAP measures.

Today’s Agenda
Opening Remarks and Other Rich Daly, CEO
Key Topics
Second Quarter and YTD FY 2012 Dan Sheldon, CFO
Highlights and Segment Results
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Financial Highlights Closed Sales Performance Acquisitions Update

Financial Highlights
Strong revenue growth
Revenues were up 8% for the quarter
•
Primarily due to net new business (closed sales less client losses), internal growth, acquisitions and the Penson outsourcing services agreement
•
Event-driven revenues down slightly for the quarter
Year-to-date revenues were up 11%
Non-GAAP diluted earnings per share (EPS) were up
Second quarter Non-GAAP diluted EPS of $0.12 were up 50%
•
Primarily due to increased revenues
Year-to-date Non-GAAP diluted EPS of $0.27 were up 42%
Full year guidance
Lowering revenue growth range to 8% to 9%
Reaffirming Non-GAAP diluted EPS of $1.50 to $1.60
Successfully executing our path to fiscal year 2013 diluted EPS of $1.80 without the return of event-driven revenues to historical normal levels, or
$2.00 with the return of event-driven revenues

Closed Sales Performance
Year-to-date recurring revenue closed sales were $63M vs
$52M in the prior year
ICS recurring revenue closed sales year-to-date were $34M vs
$15M in the prior year
SPS recurring revenue closed sales year-to-date were $29M
Signed a meaningful business process outsourcing deal with
Bloomberg Tradebook during the quarter
•
Will help drive our outsourcing business to profitability
Reaffirming our full year recurring revenue closed sales
guidance of $110M to $150M

Acquisitions Update
Since the spin-off, we have spent over $450M on acquisitions
For fiscal year 2012, we expect these acquisitions to generate over $200M in revenue and
$40M in EBITDA
Based on our current projections, our acquisition portfolio is achieving our required hurdle rate
When we choose to use your cash for an acquisition it is because we believe the acquisition will derive more value for Broadridge than repurchasing our shares
Passed on hundreds of acquisition opportunities that did not meet our standards
Require a minimum hurdle rate of 20% internal rate of return
The historical success of our tuck-in acquisitions enables our confidence in future growth, despite a weak economic environment
Available cash and debt capacity will limit our acquisition activity
Priorities for use of cash
Maintain a meaningful dividend
Tuck-in acquisitions that create profitable revenue growth
Opportunistic share repurchases
All above conditioned upon maintaining our investment grade rating

FY12 Financial Highlights
Revenues and earnings before income taxes margins
(Non-GAAP)
both
up for the quarter and YTD
Q2 and YTD recurring fee revenues (~50/50 split core/acquisitions) added 9 points of growth.  Expect FY fee recurring revenues to add 7 to 8 points
Q2 and YTD event-driven and related distribution revenues below last year
Q2 and YTD Earnings before income taxes margins improved by 130 bps and expecting increase of 30 to 110 bps for the year
Q2 EPS was $0.12 Non-GAAP and $0.05 GAAP and maintaining our FY12 Non-
GAAP EPS guidance of $1.50 to $1.60
IBM and Penson GAAP to Non-GAAP Adjustments
Q2 IBM Migration costs impact of ~$4M or ~$0.02 per share and expected FY12 impact of ~$33M or ~$0.16 per share
Q2 Non-cash “other-than-temporary impairment” charge of ~$10M or ~$0.05 per share on the Company’s investment in Penson common stock given the severity and duration of the stock price decline
Free cash flow in line with quarter expectations and still expecting FY12 mid-point of ~$160M (mid-point ~$235M excluding IBM Migration costs)

Segment Results & Forecast –
Investor Communication Solutions
Recurring fee revenues are in line with expectations, driven by net new business, internal growth and acquisitions
Through Q2 recurring fee growth is 20% and full year expected to be approximately 12%, contributing 5 to 6 points to total revenue growth
Client revenue retention levels maintained at 99% and internal growth factors are in line with expectations
YTD event-driven fee and related distribution revenues are slightly behind expectations.  FY12 fee revenue outlook is now ~$130M (prior guidance ~$140M and prior year $135M)
Q2 and YTD margins are up.  Full year margins expected to increase
100–150 bps
Q2: $317M/ 8% $11M/ 308% 3.3%/ 240 bps
YTD: $630M/ 10% $19M/ 111% 3.0%/ 140 bps
FY12: $1,677 to 1,688M / 7 to 8% $247 to 257M / 16 to 20% 14.7 to 15.2% / 100 to 150 bps
Revenue/Growth
EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)

Segment Results & Forecast –
Securities Processing Solutions
Q2 and YTD revenues up over 10% and driven by net new business, acquisitions and the Penson outsourcing services agreement
Strong closed sales in Q2 of $24M (YTD $29M) driven primarily by Outsourcing business which we expect to start to contribute to revenues in later part of FY13
Client revenue retention rate of 99%
Margins up Q2 and YTD excluding impact from Paladyne acquisition
Trade volumes in Q2 were virtually flat
Penson U.S. conversion completed. Outsourcing business expected to be profitable in
FY13
FY12 revenue and EBIT ranges dependent on equity trade volumes in the 2 nd
half
Still expecting ~10% revenue growth from net new business and acquisitions with core business margin expansion
Revenue/Growth
Margin/Growth (Non-GAAP)
Q2:
$161M / +10% $20M / +5% 12.5% / (70) bps
YTD:
$319M / +11% $48M / +19% 15.0% / +100 bps
FY12:
$656 to 672M / +10 to +13% $96 to 112M / +10 to +28% 14.7 to 16.6% / 0 to +190 bps
EBIT/Growth  (Non-GAAP)

Summary
Solid operating results year-to-date
Recurring fee revenue and closed sales results continue to be strong
Event-driven revenues have not returned to historical normal levels
Non-GAAP earnings were up year-to-date
Penson conversion completed
Anticipate IBM conversion will be substantially completed by fiscal year-end
Acquisitions are being integrated and are achieving hurdle rate targets
Earnings Guidance
8% to 9% revenue growth
$1.50 to $1.60 Non-GAAP diluted EPS
Successfully executing our path to fiscal year 2013 diluted EPS of $1.80 without the return of event-driven revenues to historical normal levels, or $2.00 with the return of event-driven revenues
Highly engaged associates aligned to service profit chain and shareholder value creation
Recognized as one of the Best Companies to Work for in New York for the fifth consecutive year

11 Q&A There are no slides during this portion of the presentation

12 Closing Comments There are no slides during this portion of the presentation

13 Appendix

Segment Results & Forecast –
Other & Foreign Exchange (FX)
Corporate Expenses: Q2 results as expected
Interest, net: FY12 reflects higher average debt balance and refinancing of our credit facilities
Penson: Non-cash “other-than-temporary impairment” charge on Penson common stock to reflect market price at 12/31/11
FX: Full year range remains unchanged
YTD
2Q12 2Q12 Low High
Corporate Expenses $(6)M $(13)M $(30)M $(36)M
Interest Expense, net $(4)M $(6)M $(14)M $(14)M
IBM Migration costs $(4)M $(7)M $(33)M $(33)M
Penson OTTI charge $(10)M $(10)M $(10)M $(10)M
FX - P&L - Revenue $2M $7M $9M $12M
- EBIT $3M $5M $7M $9M
- Transaction Activity $0M $0M $(1)M $(1)M
FY12 Range

Revenue Growth Drivers
Historical CAGR Actual 2Q 2Q YTD Forecast
(FY05-FY10)
FY11 FY12 FY12
FY12
6% (2)%
Total Revenue Growth
8% 11% 8-9%
4% 3% 4% 3% 4-5%
(2)% (1)%
Client Losses
(1)% (1)% (1)%
2% 2%
Net New Business
3% 2% 3-4%
3% 1%
Internal Growth
(a)
1% 2% ~1%
0% 4%
Acquisitions
5% 5% ~3%
5% 7%
Total Recurring
9% 9% 7-8%
1% (6)%
Event-Driven
(b)
(1)% (1)% 0%
0% (4)%
Distribution
(c)
1% 2% ~1%
0% 1%
FX/Other
(1)% 1% 0%
13.1%
5.8% 6.2% ~14%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment
(c) Distribution includes pass-through fees from Matrix
EBIT Margin (Non-GAAP)
Closed Sales (Recurring)

Broadridge 2Q and YTD from Continuing Operations
Revenue Earnings
FY11 FY12 FY11 FY12 FY11 FY12 FY11 FY12
Q2 Q2 YTD Q2 YTD Q2 ($ in millions) Q2 Q2 YTD Q2 YTD Q2
$294 $317 $574 $630 ICS $3 $11 $9 $19
-25% 8% -18% 10% Growth %  /  Margin %  0.9% 3.3% 1.6% 3.0%
$146 $161 $288 $319 SPS $19 $20 $40 $48
9% 10% 9% 11%
Growth %  /  Margin %
13.2% 12.5% 14.0% 15.0%
$440 $478 $861 $949 Total Segments $22 $31 $49 $67
-16% 9% -11% 10%
Margin %
5.0% 6.4% 5.7% 7.1%
$0 $0 $0 $0 Other
(a)
($5) ($6) ($10) ($13)
$2 $2 $2 $7 FX
(b)
$2 $3 $3 $5
$442 $480 $864 $956
Total Broadridge (Non-GAAP)
(a)
$19 $28 $42 $59
-16% 8% -11% 11%
Growth %  /  Margin %
4.2% 5.8% 4.8% 6.2%
Interest & Other ($2) ($4) ($4) ($6)
Total EBT (Non-GAAP)
(a)
$17 $24 $37 $53
Margin %
3.7% 5.0% 4.3% 5.6%
Income taxes
(a)
($6) ($9) ($14) ($19)
Tax Rate 35.8% 35.8% 36.1% 36.1%
Total Net Earnings (Non-GAAP)
(a)
$11 $15 $24 $34
Margin %
2.4% 3.2% 2.8% 3.6%
IBM Migration costs $0 ($2) $0 ($4)
Penson OTTI charge $0 ($6) $0 ($6)
Non-GAAP Items (Net of Taxes) $0 ($8) $0 ($10)
Total Net Earnings (GAAP) $11 $7 $24 $24
Margin %
2.4% 1.4% 2.8% 2.5%
(a)
Diluted Shares 128 127 129 127
Diluted EPS (Non-GAAP)
(a)
$0.08 $0.12 $0.19 $0.27
Diluted EPS (GAAP) $0.08 $0.05 $0.18 $0.19
(a) FY12 Q2 excludes the IBM Migration costs of $4M (after tax $2M, or $0.02 EPS impact) and Penson OTTI charge of $10M (after tax $6M, or $0.05 EPS impact). FY12 YTD Q2 excludes the IBM Migration costs of $7M (after tax $4M, or $0.03 EPS impact) and Penson OTTI charge of $10M (after tax $6M, or $0.05 EPS impact).
(b) Includes impacts of FX P&L and FX Transaction Activity.

Broadridge FY12 Guidance from Continuing Operations
Revenue Earnings
FY11 FY12 Range FY11 FY12 Range
Actual Low High ($ in millions) Actual Low High
$1,559 $1,677 $1,688 ICS $213 $247 $257
-7% 7% 8% Growth %  /  Margin %  13.7% 14.7% 15.2%
$594 $656 $672 SPS $87 $96 $112
11% 10% 13%
Growth %  /  Margin %
14.7% 14.7% 16.6%
$2,153 $2,333 $2,360 Total Segments $301 $343 $369
-2% 8% 10%
Margin %
14.0% 14.7% 15.6%
$0 $0 $0 Other
(a)
($25) ($30) ($36)
$14 $9 $12 FX
(b)
$9 $6 $8
$2,167 $2,342 $2,372 Total Broadridge (Non-GAAP)
(a)
$285 $319 $341
-2% 8% 9%
Growth %  /  Margin %
13.1% 13.6% 14.4%
Interest & Other ($8) ($14) ($14)
Total EBT (Non-GAAP)
(a)
$276 $305 $327
Margin %
12.7% 13.0% 13.8%
Income taxes
(a)
($100) ($113) ($121)
Recurring Closed Sales
Tax Rate 36.3% 37.0% 37.0%
FY12 Range
Segments Low High
Total Net Earnings (Non-GAAP)
(a)
$176 $192 $206
ICS $65 $85
Margin %
8.1% 8.2% 8.7%
SPS $45 $65
Total $110 $150
IBM Migration costs ($4) ($21) ($21)
Penson OTTI charge - ($6) ($6)
Non-GAAP Items (Net of Taxes) ($4) ($27) ($27)
Total Net Earnings (GAAP) $172 $165 $179
Margin %
7.9% 7.1% 7.5%
(a)
Diluted Shares 128 128 128
Diluted EPS (Non-GAAP)
(a)
$1.37 $1.50 $1.60
Diluted EPS (GAAP) $1.34 $1.29 $1.39
(a) FY11 excludes the IBM Migration costs of $6M, after-tax $4M, or $0.03 EPS impact. FY12 excludes the IBM Migration costs of $33M (after tax $21M, or
$0.16 EPS impact) and Penson OTTI charge of $10M (after tax $6M, or $0.05 EPS impact).
(b) Includes impacts of FX P&L and FX Transaction Activity.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average outstanding shares guidance.

Free Cash Flow (Non-GAAP)
Unaudited
($ in millions)
Six Months Ended
December 2011 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 24 $                             165 $                   179 $
Depreciation and amortization (includes other LT assets) 44 95 100
Stock-based compensation expense 13 31 31
Other (7) 2 10
Subtotal 74 293 320
Working capital changes 52 (15) (15)
Long-term assets & liabilities changes
(b)
(30) (55) (45)
Net cash flow provided by continuing operating activities 95 223 260
Cash Flows From Investing Activities
IBM / ITO data center investment   (6) (15) (10)
Penson (7) (7) (7)
Capital expenditures & software purchases (16) (65) (55)
Free cash flow (Non-GAAP) 67 $                             136 $                   188 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (72) (73) (73)
Stock repurchases net of options proceeds (1) (1) (1)
Proceeds from borrowing net of debt repayments 70 - -
Dividends paid (58)
Cash Flow – YTD FY12 Results and FY12 Forecast
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-
average shares outstanding guidance.
(b) Includes IBM Migration costs of $(12)M and ~$(33)M for YTD Q2FY12 actual and FY12 guidance, respectively.
(c) FY12 range presented in this table includes the impact of ~$(73)M due to IBM Migration costs. When the IBM Migration costs are excluded from the FY12 range, free cash flow would be ~$210M to
~$260M, with the mid-point of ~$235M.
(78) (78)
Other (8) (5) 5
Net change in cash and cash equivalents (3) (21) 41
Cash and cash equivalents, at the beginning of year 242 242 242
Cash and cash equivalents, at the end of period 238 $                           221 $                   283 $
FY12 Range
(a)
(c)

Closed Sales to Revenue Contribution
Recurring Fee Closed Sales to Revenue
($ in millions)
Closed Sales Revenue Contribution
(a)
Forecast Forecast
Backlog
(b)
FY12 FY12
ICS $65-85 ~$45-65 ~$40-50
~Contribution to revenue growth 3-4%
SPS $45-65 ~$30-35 ~$80-100
~Contribution to revenue growth 6%
Total Recurring Closed Sales
$110-150 ~$75-100 ~$120-150
~Contribution to revenue growth 4-5%
(a)
Revenue from current and prior years’ Closed Sales.
(b)
Closed Sales that will convert to revenue in future years.

Revenues and Closed Sales FY05-FY12
($ in millions)
FY05-10 Forecast FY11-12
Recurring Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12 Growth Rates
ICS 444 $         513 $         519 $          558 $         583 $          610 $        7% 650 $        $706-715 9-10%
Growth 16% 1% 8% 4% 5% 7%
SPS 459 $         458 $         509 $          515 $         537 $          513 $        2% 522 $        $543-556 4-6%
Growth 0% 11% 1% 4% -4% 2%
Segment Recurring Fee Revenues 903 $         971 $         1,028 $       1,073 $      1,120 $       1,123 $    4% 1,172 $    $1,249-1,271 7-8%
Growth 7% 6% 4% 4% 0% 4%
Acquisitions
0 $              18 $            28 $             28 $            33 $             45 $          NM* 141 $        ~$210 ~50%
Total Recurring Fee Revenues 903 $         988 $         1,056 $       1,101 $      1,153 $       1,168 $    5% 1,313 $    $1,460-1,486 11-13%
9% 7% 4% 5% 1% 12%
Event-Driven 128 $         153 $         203 $          200 $         180 $          257 $        15% 135 $        ~$130 ~(4)%
Growth 20% 33% -1% -10% 43% -47%
Distribution 649 $         730 $         821 $          808 $         757 $          781 $        4% 704 $        ~$745 ~6%
Growth 12% 12% -2% -6% 3% -10%
Other/FX (25) $          (19) $          (12) $           22 $            (17) $           4 $            NM* 14 $          ~$10 NM*
Total BR Revenues 1,656 $      1,853 $      2,068 $       2,131 $      2,072 $       2,209 $    6% 2,167 $    $2,342-2,372 8-9%
Growth 12% 12% 3% -3% 7% -2%
Recurring Closed Sales 77 $            92 $            63 $             82 $            95 $             119 $        9% 113 $        $110-150
Growth 19% -32% 30% 16% 25% -5%
*NM= Not Meaningful
(cumulative)
($ in millions)
FY05-10 Forecast
Event-Driven Fee Revenues
(a)
FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12
Mutual Fund Proxy
51 $         61 $         79 $         92 $         55 $         150 $       24% 39 $         30 $
Mutual Fund Supplemental
39 $         43 $         51 $         49 $         58 $         48 $         4% 44 $         50 $
Contest/ Specials/ Other Communications
38 $         49 $         73 $         59 $         67 $         59 $         9% 52 $         50 $
Total Event-Driven Fee Revenues
128 $       153 $       203 $       200 $       180 $       257 $       15% 135 $       130 $
Growth 20% 33% -1% -10% 43% -47%
Recurring Distribution Revenues
(b)
496 $       562 $       593 $       580 $       567 $       564 $       3% 573 $       ~$615
Growth 13% 6% -2% -2% -1% 2%
ED Distribution Revenues
(b)
153 $       169 $       228 $       228 $       190 $       217 $       7% 131 $       ~$130
Growth 10% 35% 0% -17% 14% -39%
Total Distribution Revenues
649 $       730 $       821 $       808 $       757 $       781 $       4% 704 $       ~$745
Growth 12% 12% -2% -6% 3% -10%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Reconciliation of Non-GAAP to GAAP Measures
EBIT Reconciliation
2Q11 2Q12 YTD11 YTD12 FY11 FY12 Range
($ in millions) Actual Actual Actual Actual Actual Low High
EBIT from continuing operations (Non-GAAP / excluding IBM Migration costs and Penson OTTI charge) $19 $28 $42 $59 $285 $319 $341
Margin %
4.2% 5.8% 4.8% 6.2% 13.1% 13.6% 14.4%
Interest & Other ($2) ($4) ($4) ($6) ($8) ($14) ($14)
Total EBT from continuing operations (Non-GAAP / excluding IBM Migration costs and Penson OTTI charge) $17 $24 $37 $53 $276 $305 $327
Margin %
3.7% 5.0% 4.3% 5.6% 12.7% 13.0% 13.8%
IBM Migration costs - ($4) - ($7) ($6) ($33) ($33)
Penson OTTI charge - ($10) - ($10) $0 ($10) ($10)
Total EBT (GAAP) $17 $11 $37 $36 $270 $263 $285
Margin % 3.7% 2.2% 4.3% 3.8% 12.5% 11.2% 12.0%
EPS Reconciliation 2Q11 2Q12 YTD11 YTD12 FY11 FY12 Range
($ in millions) Actual Actual Actual Actual Actual Low High
Diluted EPS from continuing operations (Non-GAAP) $0.08 $0.12 $0.18 $0.27 $1.37 $1.50 $1.60
IBM Migration costs - (0.02) - (0.03) (0.03) (0.16) (0.16)
Penson OTTI charge - (0.05) - (0.05) - (0.05) (0.05)
Diluted EPS before One-Times (GAAP) $0.08 $0.05 $0.18 $0.19 $1.34 $1.29 $1.39
Free Cash Flow (Non-GAAP)
Unaudited
($ in millions)
Six Months Ended
December 2011 Low High
Free Cash Flow (Non-GAAP)
Net earnings from continuing operations (GAAP) 24 $                             165 $                   179 $
Depreciation and amortization (includes other LT assets) 44 95 100
Stock-based compensation expense 13 31 31
Other (7) 2 10
Subtotal 74 293 320
Working capital changes 52 (15) (15)
Long-term assets & liabilities changes
(b)
(30) (55) (45)
Net cash flow provided by continuing operating activities 95 223 260
Cash Flows From Investing Activities
IBM / ITO data center investment   (6) (15) (10)
Penson (7) (7) (7)
Capital expenditures & software purchases (16) (65) (55)
Free cash flow (Non-GAAP)
(c)
67 $                             136 $                   188 $
FY12 Range
(a)
(a)
Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average shares outstanding guidance.
(b)
Includes IBM Migration costs of $(12)M and ~$(33)M for YTD Q2FY12 actual and FY12 guidance, respectively.
(c)
FY12 range presented in this table includes the impact of ~$(73)M due to IBM Migration costs.  When the IBM Migration costs are excluded from the FY12 range, free cash flow would be ~$210M to ~$260M, with the mid-point of ~$235M.
:

One-time Items
(For Informational Purposes Only)
One-Time Restructuring and Acquisition Related Costs (a) 2Q11 2Q12 YTD11 YTD12 FY11 FY12 Range
Actual Actual Actual Actual Actual Low High
Deal Costs (b)
-             ($1) ($1) ($2) ($2) ($2) ($2)
Amortization of Intangibles
($6) ($2) ($11) ($4) ($15) ($23) ($23)
Integration Costs
-             -             -             -             ($2) ($3) ($3)
One-Time Restructuring
($1) ($1) ($2) ($3) ($11) ($6) ($6)
Total One-Time Restructuring and Acquisition Related Costs
($7) ($4) ($14) ($9) ($30) ($33) ($33)
Diluted EPS impact ($0.04) ($0.02) ($0.07) ($0.05) ($0.15) ($0.16) ($0.16)
(a) Items management believes should be excluded from the GAAP financials when assessing the overall business performance.
(b) Deal Costs include only costs related to closed transactions.

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
$ in millions
Fee Revenues
2Q11 2Q12 YTD FY11 YTD FY12 Type
Proxy
Equities 24.6 $         24.8 $           50.1 $           48.4 $           RC
   Stock Record Position Growth -2% -1% -1% 0%
   Pieces 21.0              21.2                  44.0                  41.6
2.50
Mutual Funds 11.1 $         8.6 $             17.3 $           13.8 $           ED
   Pieces 16.1              16.6                  24.1                  23.0
Contests/Specials 3.9 $          3.3 $             8.2 $             6.6 $             ED
   Pieces 4.2                 4.0                     8.8                     7.7
Total Proxy 39.6 $         36.7 $           75.6 $           68.8 $
   Total Pieces 41.3              41.8                  76.9                  72.3
Notice and Access Opt-in % 69% 73% 55% 63%
Suppression % 47% 56% 49% 55%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 22.9 $         25.7 $           46.5 $           51.2 $           RC
   Position Growth 10% 8% 10% 9%
   Pieces 117.2            137.4            239.7            269.3
Mutual Funds (Supplemental Prospectuses) & Other 9.1 $          8.4 $             19.8 $           19.0 $           ED
   Pieces 49.1              45.1                  111.6               104.4
Total  Interims 32.0 $         34.1 $           66.3 $           70.2 $
   Total Pieces 166.3            182.5               351.3               373.7
Transaction
Transaction Reporting/Customer Communications 37.4 $         38.8 $           72.6 $           76.2 $           RC
Reporting
Fulfillment
Fulfillment (a) 28.4 $         31.6 $           56.9 $           63.0 $           RC
Other
Other - Recurring (b) 9.2 $          25.5 $           15.7 $           51.0 $           RC
Communications
Other - Event-Driven (c) 7.6 $          7.3 $             14.2 $           15.6 $           ED
Total Other 16.8 $         32.8 $           29.9 $           66.6 $
Total Fee Revenues 154.2 $       174.0 $         301.3 $         344.8 $
Total Distribution Revenues (d) 139.9 $       142.8 $         272.3 $         285.0 $
Total Revenues as reported - GAAP 294.1 $       316.8 $         573.6 $         629.8 $         FY12 Ranges
Low High
Total RC Fees 122.5 $       146.4 $         241.8 $         289.8 $         804 $      813 $
Total ED Fees 31.7 $         27.6 $           59.5 $           55.0 $           130 $      130 $
FY12 Ranges
Low High
Sales 2% 3% 2% 3% 3% 4%
Losses 0% -1% 0% -1% -1% -1%
Key
Net New Business 2% 2% 2% 2% 2% 3%
Revenue
Internal growth 0% 2% 0% 2% 1% 1%
Drivers
Recurring (Excluding Acquisitions) 2% 4% 2% 4% 3% 4%
Acquisitions 1% 4% 1% 5% 2% 2%
Total Recurring 3% 8% 3% 9% 5% 6%
Event-Driven -17% -1% -12% -1% 0% 0%
Distribution -11% 1% -9% 2% 2% 2%
TOTAL -25% 8% -18% 10% 7% 8%
(a) Consolidated Pre-sale and Post-sale Fulfillment and reclassified Pre-sale from event-driven to recurring revenues.
(b) Other Recurring Fee Revenue includes Matrix, New River, StockTrans, Access Data, Forefield and Tax Reporting.
(c) Other event-driven includes 2.5M pieces for 2Q11, 2.1M for 2Q12, and 3.8M for FY12 YTD, primarily related to corporate actions.
(d) Total Distribution revenues primarily include pass-through revenues related to the physical mailing of Proxy and Interims, as well as Matrix administrative services.
Note: Certain prior period amounts have been reclassified to conform with current period presentation.

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
$ in millions
2Q11 2Q12 YTD FY11 YTD FY12 Type
Equity
Transaction-Based
Equity Trades (a)
59.1 $       56.2 $       114.2 $     116.1 $     RC
Internal Trade Volume (b) 1,474         1,456         1,445         1,522
Internal Trade Growth -1% -1% -2% 5%
Trade Volume (Average Trades per Day in '000) 1,497         1,460         1,467         1,528
Non-Transaction Other Equity Services 53.0 $       61.0 $       104.9 $     117.9 $     RC
Total Equity 112.1 $     117.2 $     219.1 $     234.0 $
Fixed Income
Transaction-Based Fixed Income Trades 13.8 $       15.5 $       27.3 $       31.3 $       RC
Internal Trade Volume 326             335             316             334
Internal Trade Growth 18% 3% 12% 6%
Trade Volume (Average Trades per Day in '000 327             364             316             361
Non-Transaction Other Fixed Income Services 7.5 $        9.5 $        14.6 $       17.9 $       RC
Total Fixed Income 21.3 $       25.1 $       41.9 $       49.2 $
Outsourcing
Outsourcing 12.7 $       18.8 $       26.7 $       36.2 $       RC
# of Clients 11               12               11               12
Total Net Revenue as reported - GAAP 146.1 $     161.1 $     287.8 $     319.5 $     FY12 Ranges
Low High
Sales 4% 6% 4% 5% 6% 6%
Losses -4% -1% -4% -1% -1% -1%
Key
Net New Business 0% 5% 0% 4% 5% 5%
Revenue
Transaction & Non-transaction 1% 0% 2% 3% 1% 4%
Drivers
Concessions -1% -2% -2% -1% -2% -2%
Internal growth 0% -2% 0% 2% -1% 2%
Acquisitions 9% 7% 9% 5% 6% 6%
TOTAL 9% 10% 9% 11% 10% 13%
(a) Equity trade volume adjusted to exclude trades processed under fixed priced contracts.  1Q12 Internal Trade Volume restated to exclude growth from semi-variable step contracts.  Management believes excluding these trade volumes presents a stronger correlation between trade volume and Equity trade revenue.
(b) 2Q11 Internal Trade Volume was previously reported as 1,481 for Equities.  YTD11 Internal Trade Volume was previously reported as 1,452 for Equities.  These numbers were adjusted to reflect Losses and Sales in order to present consistent business for the purpose of calculating internal trade growth.

Proxy

Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).

Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.

Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company's proxy materials.

Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

Interims

Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.

Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.

Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.

Transaction Reporting

Transaction Reporting– Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.

Fulfillment

Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.

Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

Other Communications

Other – Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.

Broadridge

25 Broadridge ICS Definitions

Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.
Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial
Solutions, Inc., which owns the copyright.
Financial information presented for periods prior to the March 30, 2007 spin-off of Broadridge from
Automatic Data Processing, Inc. (“ADP”) represents the operations of the brokerage services business which were operated as part of ADP.  Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-
off from ADP.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions,
Inc.